UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HIGHLANDS BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HIGHLANDS BANKSHARES, INC.
340 West Main Street
Abingdon, Virginia  24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 9, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 9, 2012 at 7:00 p.m., for the following purposes:

(1)	To elect eight Directors for a term of one year or until their respective successors are elected and qualify; and
(2)	To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2012; and
(3)	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 14, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

                    /s/ Robert M. Little, Jr.

Robert M. Little, Jr.
Secretary

Abingdon, Virginia
April 6, 2012

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2012:

The proxy statement and the Corporation’s 2011 annual report on Form 10-K are available at www.hubank.com/2012shareholderproxy

HIGHLANDS BANKSHARES, INC.

________________

PROXY STATEMENT
___________________

ANNUAL MEETING OF SHAREHOLDERS
May 9, 2012

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.625 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 9, 2012 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia 24210 and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia 24210.  The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation’s soliciting materials) are being mailed to the Corporation’s shareholders is April 6, 2012.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no instructions are given, each proxy received will be voted “for” the proposals described herein.  Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia  24210); (ii)  submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

A shareholder may abstain or (only with respect to the election of the directors) withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors without instructions from the beneficial owner; therefore, there may be broker non-votes on Proposal One. A broker may vote on the ratification of the independent public accountants; therefore, no broker non-votes are expected to exist in connection with Proposal Two. Abstentions and broker non-votes will not count as votes cast in the election of directors or in the vote on ratifying the appointment of independent public accountants. Therefore, abstentions and broker non-votes will have no effect on the voting on these matters at the meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 14, 2012 (the “Record Date”) will be entitled to vote at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented by person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 5,011,152 shares of Common Stock of the Corporation issued and outstanding and 1,482 record holders.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. A majority of the votes cast by the holders of our common stock is required for the ratification of Brown, Edwards & Company, LLP as our independent registered public accounting firm. Votes withheld, abstentions and broker non-votes will not be considered a vote for, or a vote against, the relevant item and will have no effect on the outcome of any of the matters at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Nominees

Eight Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following narratives set forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years. In addition, the narratives include the experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person should serve as a director for the Corporation.

William E. Chaffin             Age 62     First elected to the Board 1995
In 1983 Mr. Chaffin and other local business people helped organize Highlands Union Bank. Mr. Chaffin has been a member of the Board of Directors of Highlands Union Bank since 1991 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Gallatin, Tennessee and has lived in Abingdon, Virginia for 39 years.  Mr. Chaffin has been active in the community through various civic groups as well as being a veteran of the United States Army. In addition to serving on the Board of Directors of Highlands Union Bank and Highlands Bankshares, Inc., Mr. Chaffin also serves on the Board of Directors of Virginia Highlands Community College in Abingdon Virginia.   Mr. Chaffin is a member of Abingdon Baptist Church.

Mr. Chaffin owns and operates Chaffin & Co and has served as a technologist in the Abingdon area since 1979. Mr. Chaffin also is employed by Highlands Union Bank as its System and Network Engineer. Mr. Chaffin is a certified systems and network engineer. Mr. Chaffin has been committed to the success of the Company, having previously served on the Audit Committee and currently serving on the Loan Committee for several years. In recommending Mr. Chaffin for re-election to the Board of Directors the Nominating Committee considered his technology expertise as well as his work ethic demonstrated in running his own business.

E. Craig Kendrick             Age 60     First elected to the Board 2000
Mr. Kendrick has been a member of the Board of Directors of Highlands Union Bank and Highlands Bankshares since 2000.  He was born in Washington County, Virginia and has lived in the Meadowview, Virginia area for his entire life.  He is a graduate of Emory & Henry College where he received a B.A. degree. Mr. Kendrick also graduated from Mercer University Walter F. George School of Law with a J.D. degree. Mr. Kendrick has been engaged in the general practice of law continuously since 1984. Mr. Kendrick is also the co-owner of D & H Tractor Sales, Inc. with locations in Chilhowie, Virginia and Wytheville, Virginia.

Mr. Kendrick currently serves on the Audit Committee of the Board of Directors. In recommending Mr. Kendrick for re-election to the Board of Directors the Nominating Committee considered his legal experience as well as his experience in running his own business and his strong ties to Southwest Virginia community.

Clydes B. Kiser                  Age 74     First elected to the Board 1995
Mr. Kiser has been a member of the Board of Directors of Highlands Union Bank since 1988 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Russell County, Virginia and has lived in the Abingdon area for 62 years.  He is a graduate of Emory & Henry College. After serving in the U.S. Army Mr. Kiser co-founded Kiser Furniture Co., Inc. and was appointed President. He later became Secretary / Treasurer of Kiser Enterprise, Inc., Kiser Brothers, Inc., and a general partner in Kiser

Complex. In addition to serving on the Board of Directors of Highlands Union Bank and Highlands Bankshares, Inc., Mr. Kiser has served as a board member of The Southern Home Furnishing Association for several years.

Mr. Kiser currently serves on the Personnel and Compensation Committee and the Nominating Committee. In recommending Mr. Kiser for re-election to the Board of Directors the Nominating Committee considered his experience in the retail business as well as his management and entrepreneurial skills.

J. Carter Lambert                Age 86     First elected to the Board 1995
Mr. Lambert is a founding member of the Board of Directors of Highlands Union Bank and has served as a director since 1983. He has been a member of the Board of Directors of Highlands Bankshares, Inc. since its inception in 1995.  He was born in Dickenson County, Virginia and has lived in the Abingdon area for 30 years.  In addition to serving on the Board of Directors of Highlands Union Bank and Highlands Bankshares, Inc., Mr. Lambert was appointed to and served for four years on a Coal Mining and Quarry Board by Governor Jerry Baliles in the early 1980’s. Mr. Lambert is a member of Victory Baptist Church in Bristol, Virginia.

Mr. Lambert is currently retired. Prior to his retirement he owned and operated Lambert Coal Company for 21 years. Mr. Lambert currently serves on the Audit Committee, the Personnel / Compensation Committee and the Nominating Committee. In recommending Mr. Lambert for re-election to the Board of Directors the Nominating Committee considered his tenure on the board, his experience in the coal industry, farming and community involvement. This broad spectrum of knowledge serves well for the Board of Directors since many of the Company’s customers are involved in the farm-related businesses.

Dr. James D. Moore, Jr.      Age 66     First elected to the Board 1995
Dr. Moore is a founding member of the Board of Directors of Highlands Union Bank and has served as a director since 1983. He has been a member of the Board of Directors of Highlands Bankshares, Inc. since its inception in 1995.  He was born in Washington County, Virginia and has lived in the in the Abingdon area for his entire life.  He is a graduate of Florida Presbyterian College and a graduate of The Medical College of Virginia. Dr. Moore has been in medical practice in Abingdon since 1975. Dr. Moore has served on various community boards over the years.

Dr. Moore currently serves on the Loan Committee and Oversight / Compliance Committee of the Board of Directors. In recommending Dr. Moore for re-election to the Board of Directors the Nominating Committee considered his business experience in running his own medical practice and his understanding of the financial needs of the medical community within the Company’s market areas.

James D. Morefield             Age 62     First elected to the Board 1995
Mr. Morefield was a founding member of the Board of Directors of Highlands Union Bank and has served on the Board of Directors of Highlands Union Bank since 1983 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Washington County, Virginia and has lived in Abingdon, Virginia his entire life.  He is a graduate of Virginia Military Institute and the University of Richmond School of Law. Mr. Morefield has been engaged in the general practice of law in Southwest Virginia continuously since 1973.

Mr. Morefield currently serves on the Loan Committee, Personnel Committee, Oversight / Compliance Committee and the Nominating Committee of the Board of Directors. In recommending Mr. Morefield for re-election to the Board of Directors the Nominating Committee considered his legal experience as well as his experience in running his own business and his strong ties to Southwest Virginia community.

Charles P. Olinger             Age 62     First elected to the Board 1995
Mr. Olinger was first elected to the Board of Directors of Highlands Union Bank in 1988 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Smyth County, Virginia and has lived in Tri-Cities area for his entire life.  He is a graduate of Virginia Polytechnic Institute and State University with a Bachelor of Science degree in Business with a major in accounting. Mr. Olinger is a certified public accountant and currently is principal partner with Blackley, Olinger & Associates, PLLC in Bristol,

Tennessee. Throughout his professional career Mr. Olinger has also been the Chief Executive Officer of a local life insurance company, the Chief Executive Officer of a local mutual burial association, the Comptroller of a local construction company and its affiliates and has been associated with other certified public accounting firms. Mr. Olinger is a member of the American Institute of Certified Public Accountants and the Tennessee Society of Public Accountants. Mr. Olinger also is on the Board of Directors of Sacred Cross Assembly of God.

Mr. Olinger currently serves as the Chairman of the Audit Committee and Oversight / Compliance Committee and also serves on the Personnel and Compensation Committee, Oversight / Compliance Committee, the Loan Committee and the Nominating Committee. In recommending Mr. Olinger for re-election to the Board of Directors the Nominating Committee considered his strong financial and accounting experience, his work experience within the financial industry, his experience in running his own business and his strong ties to Tri-Cities community.

H. Ramsey White, Jr.         Age 66     First Elected to the Board 1995

Dr. White was an organizing director of Highlands Union Bank and has served on the Board since 1983.  Dr. White is a graduate of Guilford College with a degree in economics and the Medical College of Virginia with a Doctor of Dental Surgery degree.  Dr. White has lived in Abingdon, Virginia for 32 years and has served on the boards of his church, country club, civic club, art center/museum and Chamber of Commerce. Dr. White has retired from the practice of dentistry and is now the Director of the College for Older Adults, part of the Southwest Virginia Higher Education Center.  The College has over 400 students over the age of 50 and offers more than 40 courses per term. Dr. White served as the organizing treasurer of Highlands Union Bank and has served on the Compensation Committee, Audit Committee, Oversight / Compliance Committee and Loan Committee.

Based on his experience in running his own business practice, his organizational and community leadership skills and his experience with the various committees of the bank, the Nominating Committee recommended his re-election to the Board.

James D. Morefield is the Chairman of the Board of Directors, and James D. Moore, Jr. is President of the Corporation.  Both individuals are considered “officers” of the Corporation pursuant to the Corporation’s Bylaws, but are not employees of the Corporation or the Bank and are not deemed to be “executive officers”.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors.  All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Samuel L. Neese (Age 61) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991.  He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in 1988.  Prior to 1988, he was associated with a Washington County, Virginia bank for 15 years.

Bryan Booher (Age 41) was appointed Senior Vice President and Senior Loan Officer of the Corporation in 2011 and Senior Vice President and Senior Loan Officer of the Bank in 2011. He was first appointed as a bank officer to the position of Vice President and Commercial Loan Officer in 2004. Prior to 2004, he was associated with a regional bank operating in Sullivan County, Tennessee.

C. Wayne Perry (Age 59) was appointed Senior Vice President and Branch Administrator and Senior Compliance officer in 2002.  He was first appointed as Vice President and Compliance Officer in 1997 when he joined the bank.  Prior to 1997 he was associated with a national bank operating in Wise County, Virginia.

Edward T. Farmer (Age 45) was appointed Senior Operations Officer of the Corporation in 2004 and Vice President and Operations Officer of the Bank in 1996.  He was first appointed as a bank officer to the position of Assistant Vice President and Internal Auditor in 1993.

James R. Edmondson (Age 49) was appointed Chief Financial Officer of the Bank and Vice President of Accounting for the Corporation in 1998. He was first appointed as a bank officer in 1997.  Prior to 1997, he was associated with a regional savings bank for 11 years.

Robert M. Little, Jr. (Age 49) was appointed Chief Financial Officer of the Corporation and Vice President of Accounting for the Bank in 1998. He was first appointed as a bank officer to the position of Controller in 1991 and Controller of the Corporation in 1995.  Prior to 1991, he was associated with a regional certified public accounting firm.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth as of March 14, 2012 (unless otherwise noted), certain information with respect to the persons known by us to beneficially own more than five percent of outstanding shares of Common Stock. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

James D. Moore, Jr. (1) P.O. Box 1192 Abingdon, VA 24212	547,884	10.77%

(1)
Amount includes ownership of 294,088 shares held by the Dr. Moore in a self-directed IRA, indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name and options to acquire 8,000 shares.

Security Ownership of Management

The following table sets forth information as of March 14, 2012 regarding the beneficial ownership of shares of Common Stock by (i) all Directors and nominees, (ii) the executive officers named in the “Summary Compensation Table” below, and (iii) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

	Common Stock
Name	Beneficially Owned	Percent of Class

Directors
William E. Chaffin (1)	45,365	*
E. Craig. Kendrick (2)	69,714	1.43%
Clydes B. Kiser (3)	55,440	1.15%
J. Carter Lambert (4)	104,741	2.13%
James D. Moore, Jr. (5)	547,884	10.97%
James D. Morefield (6)	240,650	4.84%
Charles P. Olinger (7)	28,034	*
H. Ramsey White, Jr. (8)	45,399	*

Named Executive Officers
Samuel L. Neese (9)	50,586	1.05%
C. Wayne Perry (10)	8,340	*
Executive officers and Directors as a
group (14 persons)	1,213,455	24.22%

____________________
*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)	Amount includes indirect ownership of 3,600 shares held solely in Mr. Chaffin’s spouse’s name and options to acquire 8,000 shares.

(2)	Amount includes indirect ownership of 54,035 shares held in Mr. Kendrick’s children’s names and options to acquire 8,000 shares.

(3)	Amount includes indirect ownership of 45,576 shares held solely in Mr. Kiser’s spouse’s trust and options to acquire 8,000 shares.

(4)	Amount includes indirect ownership of 49,547 shares held solely in Mr. Lambert’s spouse’s name and options to acquire 8,000 shares.

(5)
Amount includes ownership of 294,088 shares held by the Dr. Moore in a self-directed IRA, indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name and options to acquire 8,000 shares.

(6)
Amount includes indirect ownership of 44,384 shares held solely in Mr. Morefield’s spouse’s name, ownership of 66,176 shares held in the names of Mr. Morefield’s children, ownership of 53,556 shares held by Mr. Morefield in a self-directed IRA and options to acquire 12,000 shares.

(7)	Amount includes indirect ownership of 17,034 shares held solely in Mr. Olinger’s spouse’s name and options to acquire 8,000 shares.

(8)
Amount includes indirect ownership of 1,235 shares held by Dr. White in a custodial relationship, indirect ownership of 11,080 shares held by Dr. White’s spouse in a self-directed IRA and options to acquire 8,000 shares.

(9)	Amount includes 1,000 shares held solely in Mr. Neese’s spouse’s name. Amount includes options to acquire 8,000 shares.

(10)	Amount includes options to acquire 5,700 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2011, all filing requirements applicable to its officers and Directors were complied with.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders.  The Board of Directors held 14 meetings in the year ended December 31, 2011. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has determined that the following seven individuals of its eight members are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Clydes B. Kiser, J. Carter Lambert, James D. Moore, Jr., James D. Morefield, Charles P. Olinger and H. Ramsey White, Jr. Because of his employment by the Bank, Mr. Chaffin was determined not to be independent. In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers.  Other than those transactions discussed below under “Certain Relationships and Related Transactions” the Board did not consider any transactions between the Corporation and its directors to determine whether such director was independent under the above standards.

The Board of Directors has an Audit Committee, a Loan Committee, a Nominating Committee, a Oversight / Compliance Committee and a Personnel and Compensation Committee.

Leadership Structure of Board

The Board believes that the Company and its shareholders are best served by having an independent Board Chairman whose duties are separate from those of the CEO. In accordance with our bylaws our Board of Directors elects our Chief Executive Officer and our Board Chairman. The Chairman is selected from the independent directors. The Board believes that the principal role of the Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, and to balance the interests of the Company’s constituencies including shareholders, customers, employees, and communities.

Audit Committee

The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger and White.  The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and, together with Management, for the establishment, and the assurance of the adherence to, a system of internal controls.  It reviews and accepts the reports of the Corporation’s internal audit department, its independent auditors and federal and state examiners.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers. The Audit Committee of the Board of Directors met four times during the year ended December 31, 2011.  Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC.  Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter is included as Appendix A to this 2012 proxy statement.

Nominating Committee

The Nominating Committee consists of Messrs. Kiser, Lambert, Morefield and Olinger. The Nominating Committee is responsible for making recommendations to the Board of Directors as to its size and composition, and evaluating and recommending to the Board of Directors candidates for election as directors at the Corporation’s annual meetings. The Board of Directors has adopted a written charter for the Nominating Committee. Each member of the Nominating Committee is independent, as independence for nominating committee members is defined in the listing standards of the Nasdaq Stock Market.  The Nominating Committee of the Board of Directors met one time during the year ended December 31, 2011. The Nominating Committee met on February 8, 2012 and nominated a slate of eight directors which is composed of the existing directors of the Corporation.

The Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Nominating Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Corporation’s shareholders. Although the Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Nominating Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating Committee by a shareholder. The Nominating Committee will consider recommendations from shareholders both informally and, as described below, formally.

The following describes how the Committee evaluates and selects prospective candidates for membership on the Board of Directors:

•
In evaluating a candidate for recommendation as a director nominee, the Committee considers such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

•
The Committee considers director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the Bylaws of the Corporation.

•
The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

Shareholders who themselves wish to effectively nominate a person for election to the Board of Directors, as opposed to recommending a potential nominee to the Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation’s Bylaws.  See “Proposals for 2013 Annual Meeting of Shareholders.”

The Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance.  When the Nominating Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes.

Personnel and Compensation Committee

The Personnel and Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger and White.  The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers’ Association Salary Survey and compensation data from other specifically identified banking peers.  The compensation of Samuel L. Neese, the Corporation’s chief executive officer, is determined in accordance with this plan. The Personnel and Compensation Committee considers and approves the other named executive officers compensation as recommended to them by Mr. Neese.

Executive officers’ compensation generally consists of salary, participation in the Corporation’s 401(k) Plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, stock options granted under the Corporation’s non-qualified stock option plan and equity compensation plan and fees received for serving on the subsidiary bank’s board of directors as reflected in the “Summary Compensation Table.”  Bonuses are at the discretion of the Compensation Committee and the Board of Directors and are indirectly related to the Corporation’s annual performance.

Each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listing standards of the Nasdaq Stock Market.  The Compensation Committee does not have a formal charter. The Compensation Committee met one time during the year ended December 31, 2011.  Additional information with respect to the Compensation Committee is discussed below in “Executive Compensation.”

Board Oversight of Risk

The Company’s Board of Directors recognizes that, although day-to-day risk management is primarily the responsibility of the Company’s management team, the Board plays a critical role in the oversight of risk.  The Board believes that an important part of its responsibilities is to assess the major risks the Company faces and review the Company’s options for monitoring and controlling these risks.  The Board assumes responsibility for the Company’s overall risk assessment.  The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting.  This includes the Company’s risk assessment and management policies, the Company’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure.  The Compensation Committee oversees the risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession, in the Company’s various business units.  The Board as a whole examines specific business risks including but not limited to credit risk, interest rate risk and operations risk, in its regular reviews on a company-wide basis as part of its regular strategic reviews. The Board and its Committees receive relative risk related information in the form of analysis and reports from management, internal audit and the Company’s external auditors on a regular basis.

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the Annual Meeting of shareholders. All of the directors attended the 2011 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24210.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation.  The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

The Board of Directors has approved a Code of Ethics for the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules and regulations by the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is available on the Corporation’s web page at www.hubank.com. The Corporation’s subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

EXECUTIVE COMPENSATION

In the tables and discussion below, we summarize the compensation earned during 2011 and 2010 by our named executive officers (1) our chief executive officer, (2) our technologist and, (3) our compliance officer, collectively referred to as the named executive officers. During the years presented, we did not pay any of the named executive officers in the form of stock awards, option awards or non-equity incentive plan compensation. Also, we do not maintain a pension plan.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total Compensation ($)

Samuel L. Neese Executive Vice President and Chief Executive Officer	2011 2010	$197,179 $197,179	$ 0 $ 0	$ 35,4011 $ 35,108	$ 230,309 $ 232,809

William E. Chaffin Senior Technologist	2011 2010	$130,000 $ 32,500	$ 0 $ 0	$ 22,8922 $ 950	$152,892 $ 33,450

C. Wayne Perry Senior Vice President and Compliance Officer	2011 2010	$ 98,628 $ 98,628	$ 0 $ 0	$13,7453 $13,590	$ 112,373 $ 112,218

1 Includes board compensation fees paid at the Bank level of $16,750 and $16,750 for 2011 and 2010, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of  $9,859 and $9,859 for 2011 and 2010 respectively; country club dues paid by the Corporation of $1,800 for 2011 and 2010; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $6,146 and $5,853 for 2011 and 2010, respectively; bank owned life insurance economic benefit of $846 and $846 for 2011 and 2010, respectively.

2 Includes board compensation fees paid at the Bank level of  $16,750 and $16,750 for 2011 and 2010; a matching contribution by the Corporation into the 401(k) Savings Plan of $1,950 and $488 for 2011 and 2010, respectively; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $3,730 and $0 for 2010 and 2009;  bank owned life insurance economic benefit of $462 and $462 for 2011 and 2010, respectively.

3 Includes board compensation fees paid at the Bank level of $7,000 for 2011 and $6,000 for 2010; a matching contribution by the Corporation into the 401(k) Savings Plan of $4,931 and $4,931for 2011 and 2010, respectively; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $2,446 and $2,291 for 2011 and 2010; bank owned life insurance economic benefit of $368 and $338 for 2011 and 2010, respectively.

The following table shows the unexercised stock options held at the end of fiscal year 2011 by the executive officers named in the Summary Compensation Table. There are no other forms of equity compensation outstanding at the end of 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable4	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)

Samuel L. Neese
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0
William E. Chaffin
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0

C. Wayne Perry
	1,300	0	$ 13.00	07/10/12	0
	1,300	0	$ 13.00	08/13/13	0
	1,300	0	$ 14.50	07/14/14	0
	1,800	0	$ 15.00	06/08/15	0

Employment Agreements and Benefit Plans

Employment Agreements.   The Corporation has no employment agreements with any of the named executive officers.

Survivor Benefit Agreements. The Corporation has placed life insurance contracts on the named executive officers, qualifying directors and certain other officers through Bank Owned Life Insurance. The Corporation entered into separate survivor benefit agreements with those covered individuals. Under the survivor benefit agreements if the covered individual were to die, under qualifying conditions, while employed by the Corporation the covered individuals’ beneficiary(ies) would receive a lump sum payment from the proceeds of the bank owned life insurance proceeds. These agreements provide for survivor benefit payments of $250,000 to Mr. Neese’s beneficiaries, $100,000 to Mr. Chaffin’s beneficiaries and $150,000 to Mr. Perry’s beneficiaries.

Employee Benefit Plans.   The Corporation provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, a 401(k) plan for substantially all full time employees.

401(k) profit sharing plan.   The Bank has a 401(k) savings plan available to substantially all employees meeting minimum eligibility requirements.  The Bank makes a discretionary 1.5% profit sharing contribution to all employees exclusive of employee contributions and employer matching.    Employees may elect to make voluntary contributions to the plan up to 15% of their base pay.  In addition to the 1.5% profit sharing contribution, the Bank matches 50% of the employee’s initial 7% contribution; therefore, the maximum employer matching contribution per employee could be 3.5% of base pay. The Corporation made $293,218 in contributions to the 401(k) Plan in 2011.

Deferred Compensation Plan.   On January 8, 1997, the Board of Directors of the Bank approved the Highlands Union Bank Rabbi Trust Deferred Compensation Plan (the “Rabbi Trust Plan”). The Rabbi

4 These nonqualified stock options were 100% vested upon grant and are immediately exercisable by the grantee

Trust Plan was effective January 1, 1997 for directors of the Bank. The purpose of the Rabbi Trust Plan is to allow participants an opportunity to elect to defer the receipt of compensation. Compensation eligible for deferral includes director’s annual retainer and monthly board fees.

Equity Compensation Plan.   In 1996, Highlands Bankshares, Inc. adopted a non-qualified stock incentive option plan, for key employees, officers, and directors (the “1996 Option Plan’).  As of December 31, 2011, the Corporation had options for the purchase of 194,779 shares of common stock issued and outstanding under the 1996 Option Plan. In 2006, the Board of Directors adopted a similar Equity Compensation Plan (the “2006 Plan”) to replace the 1996 Option Plan. The 2006 Plan provides for the granting of nonqualified stock options, stock appreciation rights, stock awards and stock units. Under the plan, the Corporation may grant options to its directors, officers and employees for up to 200,000 shares of common stock. The Corporation did not grant any equity awards during the years ended December 31, 2011 or 2010.

Under the 2006 Plan, the exercise price of each option equals the market price of the Corporation’s stock on the date of grant and an option’s maximum term is ten years.  Option exercise prices are determined by the Board of Directors based on recent open market sales, but shall not be less than the greater of the par value of such stock or 100% of the book value of such stock as shown by the Corporation’s last published statement prior to granting of the option.

Directors’ Compensation

During 2011, the directors of the Bank received monthly board fees totaling $7,500 as well as $9,250 for an annual retainer. The directors did not receive any compensation for the Corporation’s Board of Directors or its committee meetings. Directors may elect to defer receipt of director fees and bonus under the Highlands Union Bank Rabbi Trust Deferred Compensation Plan, discussed above. All directors below are directors of the Bank as well.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

E. Craig Kendrick	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Clydes B. Kiser	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
J. Carter Lambert	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Morefield	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Moore, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Charles P. Olinger	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
William J. Singleton	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
H. Ramsey White, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750

The fees paid for director board meetings are based on comparable amounts paid by other financial institutions in the Corporation’s geographic market area.

Historically, members of the Board of Directors of the Corporation also receive options to acquire shares of common stock. The Corporation’s 1996 Nonqualified Stock Option Plan expired in 2005 and a new Equity Compensation Plan was approved in October 2006. No director received options to acquire shares of common stock under the new plan during 2011.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Chaffin, Kendrick, Kiser, Lambert, Moore, Morefield, Olinger and White.  The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank.  The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation and its subsidiaries in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future.   All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons.  No such loan as of December 31, 2011 was non-accruing, past due or restructured.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the common stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed $120,000.

There were no transactions during 2011 between related parties that exceeded the $120,000 threshold.

The Corporation has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors.  The Board, however, does review all such transactions that are proposed to it for approval.  During such a review, the Board will consider, among other things, the related person’s relationship to the Corporation, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

All expenditures to related parties are pre-approved by senior officers and are ratified monthly by the Board of Directors.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2012. Brown Edwards has acted as the Corporation’s auditors for 2011 and as the Bank’s auditors for the past 25 years and has reported on financial statements during those periods.  Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

The Corporation is not required to obtain shareholder ratification or other approval of the retention of Brown Edwards as the Corporation’s independent public accountant. As a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Brown Edwards as our independent public accountant for the year ending December 31, 2012.

           A majority of votes cast by the holders of shares of Common Stock is required for the ratification of the appointment of the independent auditors. If the appointment of Brown Edwards as our independent auditors is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Corporation and our shareholders. If the shareholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Brown Edwards but may proceed with the retention of Brown Edwards if it deems it to be in the best interest of the Corporation and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF BROWN EDWARDS AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2012.

AUDIT INFORMATION

Services and Fees

As the Corporation’s independent registered accounting firm for 2011, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  The Audit Committee has considered whether Brown Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees

The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2011 and 2010, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $63,000 for 2011 and $76,700 for 2010.

Audit Related Fees

The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2011 and 2010 were $31,100 and $11,337, respectively.  During 2011 and 2010, these services included an audit of the Corporation’s 401(k) retirement plan.

Tax Fees

The aggregate fees billed by Brown Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2011 and 2010 were $11,400 and $1,985, respectively. During 2011 and 2010, these services included the preparation of federal and state tax returns.

All Other Fees

The aggregate fees billed by Brown Edwards for unplanned client assistance totaled $1,494 and $11,162 for the fiscal years ended 2011 and 2010, respectively.

Pre-Approved Policies and Procedures

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors.  Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by the Nasdaq Stock Market’s listing standards.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants.  Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit personnel and the independent accountant regarding, the following:

•	The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.
•
The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•	Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.
•	Significant developments in accounting rules.
•	The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.
•	Identifying and resolving conflicts of interest.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report.  The Committee took a number of steps in making this recommendation for 2011.  First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P., the Corporation’s independent accountant for 2011, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including the matters to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 38D) as adopted by the Public Company Accounting Oversight Board in rule 3200T, and information regarding the scope and results of the audit.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.  Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.’s independence with them and reviewed the written disclosures and the letter from them concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board.  This discussion and disclosure informed the Audit Committee of Brown, Edwards & Company, L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence.  Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Company, L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2011 and 2010 and consolidated statements of income, cash flows and stockholders’ equity for the two years ended December 31, 2011.  Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation’s 2011 Annual Report on Form 10-K.

Audit Committee

E. Craig Kendrick
J. Carter Lambert
Charles P. Olinger
H. Ramsey White, Jr.

PROPOSALS FOR 2013 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2013 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128, no later than December 7, 2012, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting.  The Corporation presently anticipates holding the 2012 annual meeting of shareholders on May 8, 2013.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2013 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2013 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2013 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2013 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation.  Based upon an anticipated date of May 8, 2013 for the 2013 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 9, 2013 and no earlier than February 7, 2013.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2011accompanies this Proxy Statement.  Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, P.O. BOX 1128, ABINGDON, VIRGINIA  24212-1128.  THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
HIGHLANDS BANKSHARES, INC.

Highlands Bankshares, Inc. and Highlands Union Bank’s Audit Committee is governed by an Audit Committee Charter. In accordance with the requirement under new paragraph (e)(3) under Item 7 of Schedule 14A the Corporation hereby incorporates a copy of the revised Audit Committee Charter. This revised Charter was approved by the Audit Committee on March 9, 2005. This Charter defines the responsibilities and duties of the Audit Committee.

Statement of Responsibility

The Audit Committee is appointed by the Board of Directors to assist the Board in providing oversight of the Corporation’s management.  The primary duties and responsibilities of the Audit Committee are to monitor:
(a)	the integrity of the Corporation’s financial statements, including the financial reporting process and systems of internal controls regarding finance and accounting;
(b)	the compliance by the Corporation with legal and regulatory requirements and
(c)	the independence and performance of the Corporation’s internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission.  The Audit Committee shall be comprised of at least three Directors, each of whom shall be independent, non-executive Directors.  The Audit Committee shall meet at least quarterly, or more frequently as the Committee may determine.

The Audit Committee shall have authority to conduct any investigation it deems appropriate to fulfilling its responsibilities.  The Audit Committee may retain special legal, accounting or other consultants to advise the Committee and may request any officer or employee of the company to attend a meeting of the Committee or to meet with any members of or consultants to the Committee.  The Audit Committee shall make periodic reports to the Board of Directors concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of the Corporation’s management to determine the internal control system of the Corporation.  Neither is it the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete, accurate and in accordance with generally accepted accounting principles.

Duties of the Audit Committee

The Audit Committee shall:

1.
Review and reassess the adequacy of this Charter annually, submit it to the Board of Directors for approval and have the document published in accordance with SEC regulations.  The Audit Committee was in compliance with the Audit Charter in effect the previous year.

2.
Review the annual audited financial statements of the Corporation, including any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls.  This review should include a discussion with management and independent auditors of these matters.

3.
Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements.

4.
Review with the Corporation’s management and independent auditors the Corporation’s quarterly financial statements prior to filing.  Any significant changes to the Corporation’s accounting principles and practices suggested or required by the independent auditors should be discussed.  The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

5.	Recommend to the Board of Directors the appointment of the independent auditors and review the independence and performance of the auditors.

6.	Annually approve services to be rendered by fees to be paid to the independent auditors.

7.	Receive periodic reports from the independent auditors regarding the auditors’ independence and discuss such reports with the independent auditors.

8.
Review the independent auditors’ audit plan and evaluate the performance of the independent auditors and if circumstance warrant; approve any discharge of the independent auditors.  The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

9.
Review the results of the annual year-end audit with the independent auditors prior to filing reports containing year-end earnings and discuss any matters required to be communicated to the Audit Committee in accordance with SAS 61.

10.	Review the appointment and replacement of the senior internal audit executive.

11.	Review the plan, activities, organizational structure and qualifications of the internal audit department, as necessary.

12.	Review the significant reports to management prepared by the internal audit department and management’s responses to those reports.

13.	Review with the Corporation’s counsel, as needed, any legal matters that could have a material impact on the financial statements and periodically report on significant litigation.

14.
Review with the independent auditors any problems or difficulties that may have been encountered and any management letter provided by the independent auditors together with the Corporation’s response to that letter.

15.	Prepare a Report to Shareholders as required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual Proxy Statement.

16.	Perform any other activities consistent with the Charter, the Corporation’s Bylaws and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.

[FORM OF PROXY]

HIGHLANDS BANKSHARES, INC.
340 West Main Street, Abingdon, Virginia 24210

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the “Corporation”) held of record by the undersigned on March 14, 2012 at the Annual Meeting of Stockholders to be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 9, 2012, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1.	Election of Directors	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees
(except as marked to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee’s name on the line below)

William E. Chaffin	E. Craig Kendrick	Clydes B. Kiser	Charles P. Olinger
J. Carter Lambert	James D. Moore, Jr.	J.D. Morefield	H. Ramsey White, Jr.

2.	To ratify the appointment of Brown, Edwards & Company, LLP. as our independent registered public accounting firm for the year ending December 31, 2012; and

3.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1 AND FOR ITEM 2.

Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.

Signature

Date

Signature

Date

I plan________________, do not plan___________________, to
attend the 2012 Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
SHEET PROMPTLY.